UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 19, 2006

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-51003 (Commission File Number)	32-0122554 (I.R.S. Employer Identification No.)

2020 Calamos Court
Naperville, Illinois		60563
(Address of Principal Executive Offices)		(Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 24, 2006, Calamos Asset Management, Inc. (“Corporation”) issued a press release reporting results for the third quarter and first nine months of 2006. A copy of the press release issued by the Corporation is attached as Exhibit 99.1.
Item 8.01. Other Events
     On October 19, 2006, the Corporation approved the repurchase of up to 2 million shares of its outstanding Class A common stock. A copy of the press release announcing the Corporation’s stock repurchase is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
          99.1 Press release issued by the Corporation on October 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.
Date: October 24, 2006	By:	/s/ James S. Hamman, Jr.
James S. Hamman, Jr.
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release dated October 24, 2006 issued by the Corporation reporting results for the third quarter and first nine months of 2006 and announcing the Corporation’s stock repurchase program.